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                                MFS(R) Value Fund
                       MFS(R) Georgia Municipal Bond Fund
                     MFS(R) Research Growth and Income Fund
                       MFS(R) Maryland Municipal Bond Fund
              MFS/Foreign & Colonial Emerging Markets Equity Fund
                    MFS(R) Massachusetts Municipal Bond Fund
                MFS/Foreign & Colonial International Growth Fund
                     MFS(R) Mississippi Municipal Bond Fund
          MFS/Foreign & Colonial International Growth and Income Fund
                       MFS(R) New York Municipal Bond Fund
                           MFS(R) Municipal Bond Fund
                    MFS(R) North Carolina Municipal Bond Fund
                          MFS(R) Municipal Income Fund
                     MFS(R) Pennsylvania Municipal Bond Fund
                     MFS(R) Municipal Limited Maturity Fund
                    MFS(R) South Carolina Municipal Bond Fund
                        MFS(R) Municipal High Income Fund
                      MFS(R) Tennessee Municipal Bond Fund
                       MFS(R) Alabama Municipal Bond Fund
                       MFS(R) Virginia Municipal Bond Fund
                       MFS(R) Arkansas Municipal Bond Fund
                    MFS(R) West Virginia Municipal Bond Fund
                      MFS(R) California Municipal Bond Fund
                           MFS(R) Capital Growth Fund
                       MFS(R) Florida Municipal Bond Fund

                      Supplement to the Current Prospectus

On January 1, 1997, each Fund adopted a new market timing policy which permits the Fund and MFD, the Fund's distributor, to reject or restrict any specific purchase or exchange request, and impose specific limitations with respect to market timers, as defined under the new policy. Pursuant to this new policy and effective immediately, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of calendar year 1997 if the individual or entity making the exchange request is or has been determined by either the Fund or MFD, in its sole discretion, to be a market timer in 1997. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Each Fund's market timing policy is set forth in its entirety as follows:

Right to Reject Purchase Orders/Market Timing: Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

                 The date of this Supplement is March 1, 1997.